Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
October 31, 2021
T08-NPRT1-1221
1.9584817.107

Schedule of Investments October 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
	Shares	Value
CHEMICALS – 63.2%
Commodity Chemicals – 7.6%
AdvanSix, Inc. (a)	10,789	$ 524,345
Cabot Corp.	21,895	1,168,098
Dow, Inc.	288,179	16,129,379
Hawkins, Inc.	7,275	266,774
Koppers Holdings, Inc. (a)	8,228	288,721
Kronos Worldwide, Inc.	8,884	115,759
LyondellBasell Industries N.V. Class A	103,188	9,577,910
Olin Corp.	55,277	3,149,683
Orion Engineered Carbons S.A. (a)	23,373	439,412
Tredegar Corp.	10,394	125,352
Trinseo PLC	11,938	669,244
Tronox Holdings PLC Class A	44,346	1,034,149
Valvoline, Inc.	69,860	2,372,446
Westlake Chemical Corp.	14,827	1,443,260
		37,304,532
Diversified Chemicals – 2.0%
Eastman Chemical Co.	52,669	5,479,156
Huntsman Corp.	81,246	2,646,995
The Chemours Co.	63,858	1,789,301
		9,915,452
Fertilizers & Agricultural Chemicals – 6.1%
American Vanguard Corp.	10,573	164,727
CF Industries Holdings, Inc.	82,755	4,700,484
Corteva, Inc.	284,361	12,270,177
FMC Corp.	49,720	4,525,017
The Mosaic Co.	139,193	5,786,253
The Scotts Miracle-Gro Co.	16,116	2,392,582
		29,839,240
Industrial Gases – 18.3%
Air Products & Chemicals, Inc.	85,383	25,598,678
Linde PLC (a)	200,686	64,058,971
		89,657,649
Specialty Chemicals – 29.2%
Albemarle Corp.	45,026	11,277,662
Amyris, Inc. (a)	61,778	915,550
Ashland Global Holdings, Inc.	22,253	2,136,511
Avient Corp.	35,222	1,897,761
Axalta Coating Systems Ltd. (a)	80,879	2,522,616
Balchem Corp.	12,516	1,916,074
Celanese Corp.	43,451	7,017,771
Chase Corp.	2,914	279,744
Danimer Scientific, Inc. (a)	26,375	389,295
DuPont de Nemours, Inc.	205,291	14,288,254
Ecolab, Inc.	99,277	22,061,335
ECOVYST, Inc.	15,834	184,941
Element Solutions, Inc.	85,919	1,951,220
Ferro Corp. (a)	28,715	603,589
FutureFuel Corp.	10,314	72,817
GCP Applied Technologies, Inc. (a)	17,078	386,134

		Shares	Value

HB Fuller Co.		20,159	$ 1,421,411
Ingevity Corp. (a)		15,440	1,202,930
Innospec, Inc.		9,510	861,701
International Flavors & Fragrances, Inc.		96,029	14,159,476
Kraton Corp. (a)		12,382	565,238
Livent Corp. (a)		56,544	1,595,672
Minerals Technologies, Inc.		13,019	923,568
NewMarket Corp.		3,377	1,148,214
PPG Industries, Inc.		91,465	14,686,535
Quaker Chemical Corp.		5,171	1,271,239
RPM International, Inc.		49,966	4,357,035
Sensient Technologies Corp.		16,310	1,559,236
Stepan Co.		8,251	990,285
The Sherwin-Williams Co.		98,083	31,054,059
			143,697,873
TOTAL CHEMICALS	310,414,746
CONSTRUCTION MATERIALS – 4.8%
Construction Materials – 4.8%
Eagle Materials, Inc.		15,532	2,304,327
Forterra, Inc. (a)		11,979	285,340
Martin Marietta Materials, Inc.		24,063	9,452,909
Summit Materials, Inc. Class A (a)		45,275	1,614,054
United States Lime & Minerals, Inc.		867	107,057
Vulcan Materials Co.		51,182	9,730,722
TOTAL CONSTRUCTION MATERIALS	23,494,409
CONTAINERS & PACKAGING – 13.6%
Metal & Glass Containers – 5.5%
AptarGroup, Inc.		25,355	3,062,377
Ball Corp.		126,634	11,584,478
Berry Global Group, Inc. (a)		52,045	3,411,029
Crown Holdings, Inc.		52,045	5,412,160
Greif, Inc. Class A		9,748	630,501
Greif, Inc. Class B		1,675	109,310
Myers Industries, Inc.		11,854	243,955
O-I Glass, Inc. (a)		60,922	795,032
Silgan Holdings, Inc.		34,070	1,369,614
Trimas Corp. (a)		16,657	555,511
			27,173,967
Paper Packaging – 8.1%
Amcor PLC		594,805	7,179,296
Avery Dennison Corp.		32,021	6,971,612
Graphic Packaging Holding Co.		109,639	2,185,105
International Paper Co.		144,253	7,165,047
Packaging Corp. of America		36,581	5,025,132
Pactiv Evergreen, Inc.		17,055	237,235
Ranpak Holdings Corp. (a)		15,058	518,899
Sealed Air Corp.		58,637	3,478,347
Sonoco Products Co.		38,812	2,249,155

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
		Shares	Value
CONTAINERS & PACKAGING – continued
Paper Packaging – continued
Westrock Co.		102,664	$ 4,938,139
			39,947,967
TOTAL CONTAINERS & PACKAGING	67,121,934
METALS & MINING – 17.1%
Aluminum – 1.1%
Alcoa Corp.		72,036	3,310,054
Arconic Corp. (a)		40,325	1,186,361
Century Aluminum Co. (a)		20,898	276,063
Kaiser Aluminum Corp.		6,102	592,748
			5,365,226
Copper – 4.3%
Freeport-McMoRan, Inc.		565,382	21,326,209
Diversified Metals & Mining – 0.5%
Compass Minerals International, Inc.		13,145	862,312
Materion Corp.		7,877	568,562
MP Materials Corp. (a)		22,996	778,414
Piedmont Lithium, Inc. (a)		5,464	340,626
			2,549,914
Gold – 4.1%
Coeur Mining, Inc. (a)		98,722	624,911
McEwen Mining, Inc. (a)		150,181	165,199
Newmont Corp.		309,078	16,690,212
Royal Gold, Inc.		25,312	2,506,394
			19,986,716
Silver – 0.2%
Hecla Mining Co.		206,661	1,194,501
Steel – 6.9%
Allegheny Technologies, Inc. (a)		49,074	790,091
Carpenter Technology Corp.		18,490	570,971
Cleveland-Cliffs, Inc. (a)		183,031	4,412,877
Commercial Metals Co.		46,488	1,495,984
Nucor Corp.		115,441	12,888,988
Reliance Steel & Aluminum Co.		24,576	3,592,028
Schnitzer Steel Industries, Inc. Class A		9,965	536,117
Steel Dynamics, Inc.		81,483	5,384,397
SunCoke Energy, Inc.		32,355	233,603
United States Steel Corp.		104,028	2,745,299
Warrior Met Coal, Inc.		19,904	477,099

		Shares	Value

Worthington Industries, Inc.		13,274	$ 721,044
			33,848,498
TOTAL METALS & MINING	84,271,064
PAPER & FOREST PRODUCTS – 1.1%
Forest Products – 0.5%
Louisiana-Pacific Corp.		39,445	2,324,494
Paper Products – 0.6%
Clearwater Paper Corp. (a)		6,433	269,092
Domtar Corp. (a)		20,075	1,095,894
Glatfelter Corp.		17,242	283,286
Mercer International, Inc.		16,430	176,951
Neenah, Inc.		6,468	326,893
Schweitzer-Mauduit International, Inc.		12,059	420,136
Sylvamo Corp. (a)		13,115	369,318
			2,941,570
TOTAL PAPER & FOREST PRODUCTS	5,266,064
TOTAL COMMON STOCKS (Cost $456,504,853)			490,568,217
Money Market Fund – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $569,000)		569,000	569,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $457,073,853)	491,137,217
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	304,490
NET ASSETS – 100.0%	$491,441,707

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $38,050 of cash collateral to cover margin requirements for futures contracts.

Quarterly Report	3

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P Materials Select Sector Index (United States)	7	December 2021	$ 628,180	$ 42,906	$ 42,906
CME E-mini Micro Russell 2000 Index Contracts (United States)	9	December 2021	103,289	2,204	2,204
Total Equity Index Contracts					$ 45,110
The notional amount of futures purchased as a percentage of Net Assets is 0.1%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
4	Quarterly Report

Schedule of Investments (Unaudited)–continued
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	5

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
6	Quarterly Report